RMB INVESTORS TRUST

RMB Small Cap Fund (the “Fund”)
RMBBX (Class I)
Investor Class (not available for purchase)

Supplement Dated September 9, 2021 to the Summary Prospectus dated May 1, 2021

Effective November 1, 2021, the information below replaces similar disclosure in the section of the Summary Prospectus titled: “Adviser—Portfolio Managers”
Portfolio Managers
Christopher C. Faber has had primary day-to-day responsibility for the Fund’s portfolio since inception of the predecessor fund on August 2002. Mr. Faber is a Senior Vice President and Portfolio Manager of the Adviser.

Please retain this supplement with your Summary Prospectus for future reference.